UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2017

________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
500 West Madison Street, Suite 2800 Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 10, 2017, LKQ Corporation ("LKQ" or the "Company") and LKQ German Holdings GmbH, an indirect wholly-owned subsidiary of the Company, entered into a Sale and Purchase Agreement (the "Agreement") to acquire all of the issued share capital of Stahlgruber GmbH (“Stahlgruber”) from Stahlgruber Otto Gruber AG, for an enterprise value of €1.5 billion. The Agreement contains customary representations and warranties, covenants and conditions, and closing will be subject to receipt of necessary regulatory approval. Subject to receipt of such approval, the transaction is expected to close late in the first quarter or early in the second quarter of 2018. The transaction is expected to be financed using proceeds from planned debt offerings, borrowings under LKQ’s credit facility and the direct issuance to Stahlgruber's owner of 8,055,569 newly issued shares of LKQ common stock. The foregoing description of the Agreement is qualified in its entirety by reference to the complete text of the Agreement, which will be filed as an exhibit to LKQ’s Annual Report on Form 10-K for the year ending December 31, 2017.

Item 2.02	Results of Operations and Financial Condition.

On December 11, 2017, the Company issued a press release regarding the transaction described in Item 1.01 and announcing a conference call by management on December 11, 2017 at 11:00 a.m. (Eastern Time) to discuss the pending transaction. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company will be making reference to non-GAAP financial information in the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the slide presentation relating to the conference call and webcast (which is available at www.lkqcorp.com).

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On December 11, 2017, LKQ issued a press release announcing the execution of the Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release dated December 11, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 11, 2017

LKQ CORPORATION

By:	/s/ Varun Laroyia
Varun Laroyia
Executive Vice President and Chief Financial Officer